EXHIBIT 99.2

THERMAL STRUCTURES, INC.
Financial Statements for the Years Ended
October 25, 1998 and October 26, 1997,
Supplemental Schedules, and Independent
Auditors' Report

THERMAL STRUCTURES, INC.
TABLE OF CONTENTS
                                                                  PAGE
INDEPENDENT AUDITORS' REPORT                                       1

FINANCIAL STATEMENTS:
Balance sheets as of October 25, 1998 and October 26, 1997         2

Statements of income and retained earnings
  for the years ended October 25, 1998 and October 26, 1997        3

Statements of cash flows
  for the years ended October 25, 1998 and October 26, 1997        4

Notes to financial statements
  for the years ended October 25, 1998 and October 26, 1997        5

SUPPLEMENTARY INFORMATION -
  Schedules of cost of sales
    for the years ended October 25, 1998 and October 26, 1997     12

  Schedules of selling, general and administrative expenses
    for the years ended October 25, 1998 and October 26, 1997     13

INDEPENDENT AUDITORS' REPORT

To the Stockholders of
  Thermal Structures, Inc.

We have audited the accompanying balance sheets of Thermal Structures, Inc. (the Company) as of October 25, 1998 and October 26, 1997, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Thermal Structures, Inc. as of October 25, 1998 and October 26, 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information in the schedules of cost of sales and the schedules of selling, general, and administrative expenses (pages 12 and 13) are presented for the purpose of additional analysis and are not a required part of the basic financial statements. These schedules are the responsibility of the Company's management. Such schedules have been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.

/s/  Deloitte & Touche LLP

January 28, 1999

THERMAL STRUCTURES, INC.
BALANCE SHEETS
AS OF OCTOBER 25, 1998 AND OCTOBER 26, 1997

                                                                    1998              1997
                                                                ------------      ------------
ASSETS
Cash                                                            $    602,839      $    102,436
Accounts receivable, net of allowance for doubtful accounts
  of $38,550 in 1998 and 1997                                      3,913,953         2,528,792
Current portion of note receivable (Note 4)                          145,305           133,969
Inventories (Note 2)                                               1,574,984         1,033,295
Prepaid expenses and other current assets                             73,615            66,500
Deferred tax asset (Note 8)                                          149,000            66,000
Asset held for sale                                                  125,000
                                                                ------------      ------------
    Total current assets                                           6,584,696         3,930,992

MACHINERY, EQUIPMENT, AND IMPROVEMENTS (Note 3)                      805,330           565,502

OTHER ASSETS                                                         120,133            81,089

NOTES RECEIVABLE, less current portion (Note 4)                      488,937           644,031
                                                                ------------      ------------
                                                                $  7,999,096      $  5,221,614
                                                                ============      ============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses                           $  1,711,164      $    963,434
Current portion of capital lease obligation (Note 5)                   5,097
                                                                ------------      ------------
    Total current liabilities                                      1,716,261           963,434

CAPITAL LEASE OBLIGATION, less current portion (Note 5)               22,528

LEASE COMMITMENTS (Note 5)

STOCKHOLDERS' EQUITY:

Common stock, no par value; 1,000,000 shares authorized;
  2,460 shares issued and outstanding                                221,223           221,223
Retained earnings                                                 12,375,016        10,282,513
Due from affiliates (Note 6)                                      (6,335,932)       (6,245,556)
                                                                ------------      ------------
    Total stockholders' equity                                     6,260,307         4,258,180
                                                                ------------      ------------
                                                                $  7,999,096      $  5,221,614
                                                                ============      ============

See accompanying notes to financial statements.                                2

THERMAL STRUCTURES, INC.
STATEMENTS OF INCOME AND RETAINED EARNINGS
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997

                                                             % of                            % of
                                            1998           net sales           1997         net sales
                                         -----------     -------------     -----------     -------------
NET SALES                                $19,021,788             100.0%    $15,474,975             100.0%

COST OF SALES                             10,065,566              52.9       8,203,505              53.0
                                         -----------     -------------     -----------     -------------

GROSS PROFIT                               8,956,222              47.1       7,271,470              47.0

OPERATING EXPENSES:
Selling, general, and administrative
  expenses (Notes 7 and 9)                 3,173,653              16.7       2,302,316              14.9
Research and development expense                  --                --          98,934               0.6
Management fees (Note 9)                   2,445,942              12.9              --              12.9
                                         -----------     -------------     -----------     -------------
  Total operating expenses                 5,619,595              29.6       2,401,250              15.5
                                         -----------     -------------     -----------     -------------
OPERATING INCOME                           3,336,627              17.5       4,870,220              31.5

INTEREST INCOME, net                          51,876               0.3          53,778               0.3
                                         -----------     -------------     -----------     -------------
INCOME BEFORE PROVISION FOR
  INCOME TAXES                             3,388,503              17.8       4,923,998              31.8

PROVISION FOR INCOME TAXES
  (Note 8)                                 1,296,000               6.8       1,939,000              12.5
                                         -----------     -------------     -----------     -------------
NET INCOME                                 2,092,503              11.0%      2,984,998              19.3%
                                                         =============                     =============
RETAINED EARNINGS, beginning of year      10,282,513                         7,297,515
                                         -----------                       -----------
RETAINED EARNINGS, end of year           $12,375,016                       $10,282,513
                                         ===========                       ===========

See accompanying notes to financial statements.                                3

THERMAL STRUCTURES, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997

                                                                    1998             1997
                                                                -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                      $ 2,092,503      $ 2,984,998

Adjustments to reconcile net income to net cash provided by
  operating activities:
  Depreciation and amortization                                     173,717           56,326
  Deferred taxes                                                    (83,000)         139,000

  Changes in operating assets and liabilities:
    Accounts receivable                                          (1,385,161)         (45,497)
    Inventories                                                    (541,689)        (417,472)
    Prepaid expenses and other current assets                        (7,115)           2,639
    Other assets                                                    (40,779)         138,328
    Accounts payable and accrued expenses                           747,730           78,747
    Other liabilities                                                    --           12,980
                                                                -----------      -----------
      Net cash provided by operating activities                     956,206        2,950,049

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of machinery, equipment, and improvements                 (386,430)        (244,233)
Collection on notes receivable                                      143,758
                                                                -----------      -----------
      Net cash used in investing activities                        (242,672)        (244,233)

CASH FLOWS FROM FINANCING ACTIVITIES -

  Advances to Parent                                               (213,131)      (2,633,678)
                                                                -----------      -----------
NET INCREASE IN CASH                                                500,403           72,138

CASH, beginning of year                                             102,436           30,298
                                                                -----------      -----------
CASH, end of year                                               $   602,839      $   102,436
                                                                ===========      ===========

SUPPLEMENTAL DISCLOSURES OF NONCASH TRANSACTIONS -
During the year ended October 25, 1998, the Company transferred machinery of $125,000 to a current asset held for sale, $122,755 to its parent, CME, and purchased fixed assets and executed a capital lease for $27,625.

See accompanying notes to financial statements.                                4

THERMAL STRUCTURES, INC.
NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF OPERATIONS - Thermal Structures, Inc. (TSI or the Company) is a majority-owned subsidiary of Thermal Holding, Inc., which is a wholly owned subsidiary of California Manufacturing Enterprises, Inc. (CME or the Parent). The Company manufactures thermal insulation devices primarily for the aerospace industry, as well as the mass transit, automotive, and construction industries.

     FISCAL YEAR - The Company's fiscal year for financial reporting and income tax purposes ends on the last Sunday in October.

     CREDIT RISK - The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company maintains reserves for potential credit losses.

     INVENTORIES - Inventories are stated at the lower of cost or market; cost is determined using the first-in, first-out method.

     MACHINERY, EQUIPMENT, AND IMPROVEMENTS - Machinery, equipment, and improvements are stated at cost less accumulated depreciation and amortization. Property is depreciated or amortized over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the estimated useful lives of improvements or the term of the related lease. Assets are depreciated on a straight-line basis. The estimated useful lives of the related assets range from five to ten years.

     LONG-LIVED ASSETS - The Company accounts for impairment and disposition of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF. In accordance with SFAS No. 121, long-lived assets to be held are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable. At October 25, 1998, the Company evaluated its long-lived assets and determined that all amounts as stated were recoverable.

     INCOME TAXES - The results of the operations of the Company are included in the tax return of CME. The Company's provision in lieu of income taxes is based on a tax-sharing agreement with CME, which, in general, allocates a provision in lieu of income taxes to the Company as if it were calculated on a stand-alone basis. Income taxes are accounted for in accordance with SFAS No. 109, ACCOUNTING FOR INCOME TAXES. A valuation allowance related to any net deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

     REVENUE RECOGNITION - Revenues are recognized upon shipment of products to the customer.

     RESEARCH AND DEVELOPMENT - Research and development costs consist of expenditures incurred during the course of planned search and investigation aimed at discovery of new knowledge which will be useful in developing new products or processes, or significantly enhancing existing products or

THERMAL STRUCTURES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997 (CONTINUED)

     production processes, and the implementation of such through design, testing of product alternatives, or construction of prototypes. The Company expenses all research and development costs as they are incurred.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

     SIGNIFICANT CUSTOMERS - For the years ended October 25, 1998 and October 26, 1997, four and three customers, respectively, accounted for approximately 53% and 35%, respectively, of the Company's sales. The loss of, or a reduction in sales to, any such customers could have a material adverse effect on the Company's business, operating results, and financial condition.

     RECLASSIFICATIONS - Certain reclassifications have been made to the October 26, 1997, financial statements to conform them to the October 25, 1998, presentation.

2.   INVENTORIES

     Inventories consist of the following at October 25, 1998 and October 26, 1997:
                                       1998           1997
                                    ----------     ----------
     Raw materials and supplies     $  921,146     $  587,898
     Work-in-process                   347,077        238,747
     Finished goods                    306,761        206,650
                                    ----------     ----------
                                    $1,574,984     $1,033,295
                                    ==========     ==========

THERMAL STRUCTURES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997 (CONTINUED)

3.   MACHINERY, EQUIPMENT, AND IMPROVEMENTS

     Machinery, equipment, and improvements consist of the following at October 25, 1998 and October 26, 1997:
                                                       1998             1997
                                                   -----------      -----------
     Computer equipment                            $    75,263      $    36,407
     Machinery and equipment                         1,697,120        1,650,835
     Leasehold improvements                            618,293          327,255
     Office furniture and fixtures                      84,614           38,757
     Auto and truck                                     11,363           39,134
     Construction-in-process                           151,436          167,033
                                                   -----------      -----------
                                                     2,638,089        2,259,421

     Less accumulated depreciation
       and amortization                             (1,832,759)      (1,693,919)
                                                   -----------      -----------
                                                   $   805,330      $   565,502
                                                   ===========      ===========
4.   NOTES RECEIVABLE

     Notes receivable consists of the following at October 25, 1998 and October 26, 1997:
                                                       1998             1997
                                                     ---------        ---------
     8% note receivable from an individual,
        collateralized by certain business assets
        and two deeds of trust on personal
        residences, payable in monthly installments
        of $15,620 including interest through
        September 14, 2002                           $ 634,242        $ 778,000

     Less current portion                             (145,305)        (133,969)
                                                     ---------        ---------
                                                     $ 488,937        $ 644,031
                                                     =========        =========

THERMAL STRUCTURES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997 (CONTINUED)

5.   LEASE COMMITMENTS

     The Company entered into a five-year capital lease for its phone system during the year ended October 25, 1998. Future minimum commitments under the lease as of October 25, 1998, consist of the following:

     Year ending:
        1999                                                $  7,152
        2000                                                   7,152
        2001                                                   7,152
        2002                                                   7,152
        2003                                                   4,172
                                                            --------
     Total future minimum lease payments                      32,780
     Less amount representing interest                        (5,155)
                                                            --------
     Present value of net future minimum lease payments       27,625
     Less current portion                                     (5,097)
                                                            --------
     Noncurrent portion                                     $ 22,528
                                                            ========

     The Company has a noncancelable operating lease for its facility, which expires on July 1, 2003, and operating equipment leases expiring through 1999. Future minimum rental commitments under the leases consist of the following at October 25, 1998:

                    FACILITY     EQUIPMENT       TOTAL
     Year ending:
          1999     $  427,555     $15,471     $  443,026
          2000        404,304                    404,304
          2001        351,312                    351,312
          2002        167,400                    167,400
          2003        109,812                    109,812
                   ----------     -------     ----------
                   $1,460,383     $15,471     $1,475,854
                   ==========     =======     ==========

     Total facility and equipment rent expense was $509,651 and $330,864, respectively, for the years ended October 25, 1998 and October 26, 1997.

THERMAL STRUCTURES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997 (CONTINUED)

6.   DUE FROM AFFILIATES

     A summary of significant balances with affiliated companies at October 25, 1998 and October 26, 1997, is as follows:
                                                           1998         1997
                                                        ----------   ----------
     Receivable from affiliates:

       California Manufacturing Enterprises, Inc.       $6,180,666   $6,217,126
       Quality Honeycomb, Inc.                             122,353       28,430
       R&R Stamping & Fourslide (dba CME Metalforming)      31,468
       Intriplex Technologies, Inc.                          1,445
                                                        ----------   ----------
                                                        $6,335,932   $6,245,556
                                                        ==========   ==========

     The Company's parent, CME, receives substantially all cash flows resulting from the operations of the Company. As such, the financial statements include amounts due from affiliate within stockholders' equity representing cash flows transferred from the Company to CME. The receivable from Quality Honeycomb, Inc. resulted from charges for certain general management, accounting, and administrative support provided by the Company to its affiliate, Quality Honeycomb.

7.   EMPLOYEE BENEFIT PLAN

     The Company sponsors a defined contribution retirement plan (the Plan) that meets the requirements of Section 401(k) of the Internal Revenue Code and covers substantially all employees. During the years ended October 25, 1998 and October 26, 1997, the Company contributed $70,678 and $57,579, respectively, to the Plan.

8.   INCOME TAXES

     The provision for income taxes for the years ended October 25, 1998 and October 26, 1997, is based on the following components:

                                  1998           1997
                               ----------     ----------
     Current income taxes:

       Federal                 $1,073,000     $1,405,000
       State                      306,000        395,000
                               ----------     ----------
                                1,379,000      1,800,000
                               ==========     ==========

THERMAL STRUCTURES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997 (CONTINUED)

                                  1998           1997
                               ----------     ----------
     Deferred income taxes:

       Federal                 $  (70,000)    $  104,000
       State                      (13,000)        35,000
                               ----------     ----------
                                  (83,000)       139,000
                               ----------     ----------
                               $1,296,000     $1,939,000
                               ==========     ==========

     The primary difference between income tax expense and the amount of income tax that would result from applying the federal statutory rate to income resulted primarily from state income taxes, nondeductible officers' life insurance premiums, and meal and entertainment expenses.

     Components of the Company's net deferred taxes at October 25, 1998 and October 26, 1997, are accelerated depreciation, capitalized overhead costs, an allowance for doubtful accounts, state enterprise zone tax credits, and certain accrued liabilities.

9.   RELATED-PARTY TRANSACTIONS

     The Company recorded $48,600 of general management, accounting, and administrative support costs in selling, general, and administrative expense allocated from its parent, CME, for the year ended October 26, 1997.

     Commencing on November 1, 1997, the Company entered into a professional consulting agreement with a professional corporation whose shareholders are related parties through ownership of CME. Terms of the agreement provide for employment of the professional corporation whose duties include management, litigation management, consulting, and marketing advice in connection with the market position of the Company. Management fees of $2,027,200 were paid to this entity for the year ended October 25, 1998.

     Commencing on November 1, 1997, the Company entered into a second professional consulting agreement with a professional corporation whose shareholder is a key member of management. Terms of the agreement provide for employment of the professional corporation whose duties include management, consulting, and marketing advice in connection with the market position and sales activities of the Company. Management fees of $418,742 were paid to this entity for the year ended October 25, 1998.

THERMAL STRUCTURES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997 (CONTINUED)

     The Company's professional consulting agreements described above represent significant related-party transactions. The financial statements may not be indicative of the financial position and results of operations which would exist if the Company did not have the relationship and transactions described in the professional consulting agreements described in the previous two paragraphs.

10.  SUBSEQUENT EVENT (UNAUDITED)

     Effective June 30,1999, the Company consummated an agreement and plan of merger whereby the Company's parent, Thermal Holdings, Inc., formerly a subsidiary of California Manufacturing Enterprises, Inc. (CME), was merged with the Company and CME. The Company continues as the surviving entity. The Company has accounted for the merger as an exchange of common stock between companies under common control, accordingly, assets and liabilities transferred were accounted for at historical costs in a manner similar to that in pooling-of-interests accounting. The accompanying financial statements for the years ended October 25, 1998 and October 26, 1997 were not retroactively restated to reflect this transaction due to immateriality.
                                    * * * * * *

                            SUPPLEMENTARY INFORMATION

THERMAL STRUCTURES, INC.
SCHEDULES OF COST OF SALES
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997

                                                                   % of                          % of
                                                     1998         net sales      1997          net sales
                                                 ------------     ---------   ------------     ----------
BEGINNING INVENTORIES                            $  1,033,295       5.4%      $    615,823       4.1%

MANUFACTURING COSTS:
Purchases                                           3,526,407      18.5          2,557,314      16.5
Shop labor                                          3,737,187      19.6          3,222,110      20.8
Overhead:
  Employee benefits                                   217,131       1.1            224,763       1.5
  Bonus expense                                       202,570       1.1            138,421       0.9
  Outside labor                                       717,539       3.8            749,739       4.8
  Group insurance                                     186,963       1.0            153,410       1.0
  401(k) matching contribution                         47,747       0.3             36,639       0.2
  Workers' compensation insurance                      64,716       0.3            128,906       0.8
  Payroll taxes                                       282,441       1.5            238,202       1.5
  Depreciation and amortization                       173,717       0.9             51,792       0.3
  Equipment rental                                     10,598       0.1             10,660       0.1
  Facility lease                                      426,588       2.2            261,829       1.7
  Repairs and maintenance                             151,648       0.8            162,370       1.0
  Shipping and delivery                               336,503       1.8            211,554       1.4
  Shop supplies and tools                             415,454       2.2            384,758       2.5
  Utilities                                           110,046       0.6             88,510       0.6
                                                 ------------      ----       ------------      ----
    Total overhead costs                            3,343,661      17.7          2,841,553      18.3
                                                 ------------      ----       ------------      ----
Total manufacturing costs                          11,640,550      61.2          9,236,800      59.7
Less ending inventories                            (1,574,984)     (8.3)        (1,033,295)     (6.7)
                                                 ------------      ----       ------------      ----
    Total cost of sales                          $ 10,065,566      52.9%      $  8,203,505      53.0%
                                                 ============      ====       ============      ====

THERMAL STRUCTURES, INC.
SCHEDULES OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEARS ENDED OCTOBER 25, 1998 AND OCTOBER 26, 1997

                                                                   % of                          % of
                                                     1998         net sales      1997          net sales
                                                 ------------     ---------   ------------     ----------
SALARIES AND EMPLOYEE BENEFITS:
Salaries                                         $    992,482       5.2%      $    650,370       4.3%
Consulting fees                                       352,895       1.9            320,467       2.1
Payroll taxes                                          75,131       0.4             52,071       0.3
Employee benefits                                     110,068       0.6            109,103       0.7
Training                                                4,953       0.1             18,351       0.1
Group insurance                                       135,708       0.6             49,544       0.3
Workers' compensation                                  10,653       0.1              6,909
401(k) matching contributions                          22,931       0.1             20,940       0.1
Bonus expense                                         330,943       1.7            215,850       1.4
                                                 ------------      ----       ------------      ----
  Total salaries and employee benefits              2,035,764      10.7          1,443,605       9.3

SELLING EXPENSES:
Advertising and trade shows                            82,835       0.4             31,660       0.2
Automobile lease expense                               57,355       0.3             31,424       0.2
Automobile costs                                       17,651       0.1             23,654       0.2
Travel and entertainment                              258,903       1.4            222,864       1.4
Miscellaneous selling expenses                         38,533      10.2             30,222      10.2
                                                 ------------      ----       ------------      ----
  Total selling expenses                              455,277       2.4            339,824       2.2

OCCUPANCY COSTS:
Other insurance                                        74,109       0.4             61,974       0.4
Other office costs                                    203,005       1.1            113,257       0.8
Telephone                                              69,867       0.3             52,172       0.3
Office and computer lease expense                      31,744      10.2             26,951       0.2
                                                 ------------      ----       ------------      ----
  Total occupancy costs                               378,725       2.0            254,354       1.7

OTHER EXPENSES:
Bad debts                                                  --        --              7,706       0.1
Professional fees                                     180,455       0.9            115,416       0.7
Taxes and licenses                                     81,429       0.4             46,071       0.3
Corporate allocation                                       --        --             48,600       0.3
ISO 9000 certification                                 31,023       0.2             34,740       0.2
Miscellaneous expense                                  10,980       0.1             12,000      10.1
                                                 ------------      ----       ------------      ----
  Total other expenses                                303,887      11.6            264,533       1.7
                                                 ------------      ----       ------------      ----
  Total selling, general, and administrative
    expenses                                     $  3,173,653      16.7%      $  2,302,316      14.9%
                                                 ============      ====       ============      ====

                                                                              13